Prepaid Expenses and Other Current Assets	12 Months Ended
Sep. 30, 2025
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 6 — PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	September 30, 2025	September 30, 2024
Other receivable (1)	$152,173	$181,309
Advance to suppliers (2)	2,028,403	1,944,139
Prepayment for business acquisition (3)	500,000	-
Tax recoverable	736,723	34,093
Prepaid expenses (4)	153,753	165,488
Deferred offering costs	105,084	-
Prepaid expenses and other current assets	$3,676,136	$2,325,029

(1)	Other receivables primarily include advances to employees for business development, rental security deposit for the Company’s office lease and balances to be collected from third-party entities that do not relate to the Company’s normal sales activities.

(2)	Advance to suppliers consists of advances to suppliers for purchasing of raw materials that have not been received. As of September 30, 2025, the aging of approximately 39% of our advance to suppliers are within six months. The balance of advance to suppliers aged more than six months is expected to be utilized by June 2026.

(3)	The amount pertains to prepaid purchase consideration made for the acquisition of a subsidiary. The Company made a partial payment of the consideration during the year ended September 30, 2025. Due to the termination of the acquisition, the prepayment is expected to be refunded by June 2026.

(4)	Prepaid expenses primarily include prepaid marketing planning service fees and professional fees.